UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 19, 2007
EasyLink Services Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-26371	13-3787073
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 Knightsbridge Road, Piscataway, New Jersey	08854
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (732) 652-3500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
2007 Named Executive Officer Salaries
On June 19, 2007, the Company adjusted the annual base salaries (effective as of July 1, 2007) of the Company’s executive officers. These adjustments were approved by the Compensation Committee of the Board of Directors. The following table sets forth the previous and new annual base salary levels of the Company’s Named Executive Officers (which officers were determined by reference to the Company’s annual report on Form 10-K/A, dated April 30, 2007):

Name and Position	Year	Base Salary
Thomas Murawski	Before July 1, 2007	$483,600
Chairman, President and Chief Executive Officer	From and after July 1, 2007	$500,526
Michael Doyle	Before July 1, 2007	$245,000
Vice President and Chief Financial Officer	From and after July 1, 2007	$253,575
Richard Gooding	Before July 1, 2007	$212,000
Executive Vice President and General Manager	From and after July 1, 2007	$219,420
Gary MacPhee	Before July 1, 2007	$221,000
Executive Vice President and General Manager	From and after July 1, 2007	$228,735
Frank Graziano	Before July 1, 2007	$209,800
Senior Vice President of Corporate Development	From and after July 1, 2007	$217,143
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
None.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EASYLINK SERVICES CORPORATION
(Registrant)

Date: June 19, 2007	By:	/s/ Thomas F. Murawski

	Name:	Thomas F. Murawski
	Title:	Chairman, President and Chief Executive Officer